Share-Based Compensation	12 Months Ended
Sep. 30, 2018
Stock Based Compensation [Abstract]
Stock Based Compensation
Note 20.	Share-Based Compensation

Share-based Compensation Plans

At our Annual Meeting of Stockholders held on February 2, 2016, our stockholders approved the WestRock Company 2016 Incentive Stock Plan. The 2016 Incentive Stock Plan was amended and restated on February 2, 2018 (the “Amended and Restated 2016 Incentive Stock Plan”). The Amended and Restated 2016 Incentive Stock Plan allows for the granting of options, restricted stock, SARs and restricted stock units to certain key employees and directors.

The table below shows the approximate number of shares: available for issuance, available for future grant, to be issued if restricted awards granted with a performance condition recorded at target achieve the maximum award, and if new grants pursuant to the plan are expected to be issued, each as adjusted as necessary for corporate actions (in millions).

	Shares Available For Issuance	Shares Available For Future Grant	Shares To Be Issued If Performance Is Achieved At Maximum	Expect To Make New Awards
Amended and Restated 2016 Incentive Stock Plan (1)	11.7	8.0	2.5	Yes
2004 Incentive Stock Plan (1)(2)	15.8	3.1	0.0	No
2005 Performance Incentive Plan (1)(2)	12.8	9.0	0.0	No
RockTenn (SSCC) Equity Inventive Plan (1)(3)	7.9	5.9	0.0	No
(1)

As part of the Separation, equity-based incentive awards were generally adjusted to maintain the intrinsic value of awards immediately prior to the Separation. The number of unvested restricted stock awards and unexercised stock options and SARs at the time of the Separation were increased by an exchange factor of approximately 1.12. In addition, the exercise price of unexercised stock options and SARs at the time of the Separation was converted to decrease the exercise price by an exchange factor of approximately 1.12.

(2)

In connection with the Combination, WestRock assumed all RockTenn and MWV equity incentive plans. We issued awards to certain key employees and our directors pursuant to our RockTenn 2004 Incentive Stock Plan, as amended, and our MWV 2005 Performance Incentive Plan, as amended. The awards were converted into WestRock awards using the conversion factor as described in Business Combination Agreement.

(3)

In connection with the Smurfit-Stone Acquisition, we assumed the Smurfit-Stone equity incentive plan, which was renamed the Rock-Tenn Company (SSCC) Equity Incentive Plan. The awards were converted into shares of RockTenn Common Stock, options and restricted stock units, as applicable, using the conversion factor as described in the merger agreement.

Our results of operations for the fiscal years ended September 30, 2018, 2017 and 2016 include share-based compensation expense of $66.8 million, $60.9 million and $75.7 million, respectively, including $2.9 million included in the gain on sale of HH&B in fiscal 2017. Share-based compensation expense in fiscal 2017 was reduced by $5.4 million for the rescission of shares granted to our CEO that were inadvertently granted in excess of plan limits in fiscal 2014 and 2015. The total income tax benefit in the results of operations in connection with share-based compensation was $19.4 million, $22.5 million and $29.2 million, for the fiscal years ended September 30, 2018, 2017 and 2016, respectively.

Cash received from share-based payment arrangements for the fiscal years ended September 30, 2018, 2017 and 2016 was $44.4 million, $59.2 million and $33.9 million, respectively.

Equity Awards Issued in Connection with the MPS Acquisition

In connection with the MPS Acquisition, we replaced certain outstanding awards of restricted stock units granted under the MPS long-term incentive plan with WestRock restricted stock units. No additional shares will be granted under the MPS plan. The MPS equity awards were replaced with identical terms utilizing an approximately 0.33 conversion factor as described in the merger agreement. As part of the MPS Acquisition, we granted 119,373 awards of restricted stock units, which contain service conditions and were valued at $54.24 per share. The acquisition consideration included approximately $1.9 million related to outstanding MPS equity awards related to service prior to the effective date of the MPS Acquisition – the balance related to service after the effective date will be expensed over the remaining service period of the awards.

Stock Options and Stock Appreciation Rights

Stock options granted under our plans generally have an exercise price equal to the closing market price on the date of the grant, generally vest in three years, in either one tranche or in approximately one-third increments, and have 10-year contractual terms. However, a portion of our grants are subject to earlier expense recognition due to retirement eligibility rules. Presently, other than circumstances such as death, disability and retirement, grants will include a provision requiring both a change of control and termination of employment to accelerate vesting.

At the date of grant, we estimate the fair value of stock options granted using a Black-Scholes option pricing model. We use historical data to estimate option exercises and employee terminations in determining the expected term in years for stock options. Expected volatility is calculated based on the historical volatility of our stock, or a combination of the historical volatility of both RockTenn and MWV grants. The risk-free interest rate is based on U.S. Treasury securities in effect at the date of the grant of the stock options. The dividend yield is estimated based on our historic annual dividend payments and current expectations for the future. We did not grant any stock options in fiscal 2018 and 2017.

We applied the following weighted average assumptions to estimate the fair value of stock option grants made in the following period:

2016
Expected term in years	7.0
Expected volatility	38.3%
Risk-free interest rate	1.6%
Dividend yield	4.5%

The table below summarizes the changes in all stock options during the fiscal year ended September 30, 2018:

	Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at September 30, 2017	5,866,127	$30.51
Exercised	(1,582,313)	21.73
Expired	(5,819)	37.17
Forfeited	(24,341)	32.13
Outstanding at September 30, 2018	4,253,654	$33.75	4.3	$85.8
Exercisable at September 30, 2018	3,845,523	$34.17	4.0	$76.1
Vested and expected to vest at September 30, 2018	4,251,748	$33.75	4.3	$85.7

The weighted average grant date fair value for options granted during the fiscal year ended September 30, 2016 was $8.06 per share. The aggregate intrinsic value of options exercised during the years ended September 30, 2018, 2017 and 2016 was $67.4 million, $54.3 million and $14.5 million, respectively.

As of September 30, 2018, there was $0.4 million of total unrecognized compensation cost related to nonvested stock options; that cost is expected to be recognized over a weighted average remaining vesting period of 0.3 years. We amortize these costs on a straight-line basis over the explicit service period.

As part of the Combination, we issued SARs to replace outstanding MWV SARs. The SARs were valued using the Black-Scholes option pricing model. We measure compensation expense related to the SAR awards at the end of each period. We do not expect to issue additional SARs.

The table below summarizes the changes in all SARs during the fiscal year ended September 30, 2018:

	SARs	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at September 30, 2017	51,016	$25.30
Exercised	(9,935)	16.66
Expired	(4,095)	27.69
Outstanding at September 30, 2018	36,986	$27.36	2.4	$1.0
Exercisable at September 30, 2018	36,986	$27.36	2.4	$1.0

The aggregate intrinsic value of SARs exercised during the years ended September 30, 2018, 2017 and 2016 was $0.5 million, $0.4 million and $0.2 million, respectively.

Restricted Stock

Restricted stock is typically granted annually to non-employee directors and certain of our employees. Our non-employee director awards generally vest over a period of up to one year and are treated as issued and carry dividend and voting rights until they vest. The vesting provisions for our employee awards may vary from grant to grant; however, vesting generally is contingent upon meeting various service and/or performance or market goals including, but not limited to, achievement of various financial targets including Cash Flow Per Share, Cash Flow to Equity Ratio and relative Total Shareholder Return (each as defined in the award documents). Subject to the level of performance attained, the target award for some of the grants may increase up to 200% of target or decrease to zero depending upon the terms of the individual grant. The employee grants generally vest in three years. Presently, other than circumstances such as death, disability and retirement, the grants generally include a provision requiring both a change of control and termination of employment to accelerate vesting. For certain employee grants, the grantee is entitled to receive dividend equivalent units, but will generally forfeit the restricted award and the dividend equivalents if the employee separates from us during the vesting period or if the predetermined goals are not accomplished.

The table below summarizes the changes in unvested restricted stock during the fiscal year ended September 30, 2018:

	Shares/Units	Weighted Average Grant Date Fair Value
Unvested at September 30, 2017 (1)	2,959,449	$45.28
Granted	1,116,111	69.36
Vested	(697,717)	57.39
Forfeited	(153,669)	45.07
Unvested at September 30, 2018 (1)	3,224,174	$51.01

(1)

Target awards granted with a performance condition, net of subsequent forfeitures, may be increased up to 200% of the target or decreased to zero, subject to the level of performance attained. The awards are reflected in the table at the target award amount of 100%. Based on current facts and assumptions we are forecasting the performance of the grants to be attained at levels that would result in the issuance of approximately 0.9 million additional shares. However, it is possible that the performance attained may vary.

There was approximately $83.5 million of unrecognized compensation cost related to all unvested restricted shares as of September 30, 2018 that will be recognized over a weighted average remaining vesting period of 1.3 years.

The following table represents a summary of restricted stock shares granted in fiscal 2018, 2017 and 2016 with terms defined in the applicable grant letters. The shares are not deemed to be issued and carry voting rights until the relevant conditions defined in the award documents have been met, unless otherwise noted.

	2018	2017	2016
Shares of restricted stock granted to non-employee directors (1)	23,285	26,521	64,155
Shares of restricted stock granted to employees:
Shares granted for attainment of a performance condition at an amount in excess of target (2)	45,964	340,319	447,261
Shares granted with a service condition and a Cash Flow Per Share performance condition at target (3) (4)	432,655	507,070	1,211,760
Shares granted with a service condition and a relative Total Shareholder Return market condition at target (3)	259,695	301,980	—
Shares granted with a service condition (5)	354,512	309,850	27,370
Share of restricted stock assumed in purchase accounting:
Shares granted with a service condition (6)	—	119,373	—
Total restricted stock granted	1,116,111	1,605,113	1,750,546

(1)	Non-employee director grants generally vest over a period of up to one year and are deemed issued on the grant date and have voting and dividend rights.
(2)

Shares granted in the table above include shares subsequently issued for the level of performance attained in excess of target. Shares issued in fiscal 2018 for the fiscal 2015 Cash Flow Per Share were at 103.7% of target. Shares issued in fiscal 2017 for the fiscal 2014 Cash Flow Per Share were at 176.6% of target. Shares issued in fiscal 2016 for the fiscal 2013 Cash Flow to Equity Ratio were at 200% of target. Shares issued in fiscal 2017 and 2016 also include shares accelerated for terminated employees primarily as a result of the Combination, which were achieved at between 146.5% and 200% of target.

(3)

These employee grants vest over approximately three years and have adjustable ranges from 0 - 200% of target subject to the level of performance attained in the respective award agreement. The employee grants with a relative Total Shareholder Return condition were valued using a Monte Carlo simulation, the terms of which are outlined below.

(4)	Shares granted in fiscal 2015 were reduced by 50,326 shares at target related to the rescission of shares granted to our CEO that were inadvertently granted in excess of plan limits.
(5)	These shares vest over approximately three to four years.
(6)	These shares vest over approximately one to three years.

The employee grants with a relative Total Shareholder Return market condition in fiscal 2018 were valued using a Monte Carlo simulation at $66.28 per share. The significant assumptions used in valuing these grants included: an expected term of 2.9 years, an expected volatility of 29.7% and a risk-free interest rate of 2.3%. We amortize these costs on a straight-line basis over the explicit service period.

The employee grants with a relative Total Shareholder Return market condition in fiscal 2017 were valued using a Monte Carlo simulation at $64.41 per share. The significant assumptions used in valuing these grants included: an expected term of 2.9 years, an expected volatility of 30.6% and a risk-free interest rate of 1.4%. We amortize these costs on a straight-line basis over the explicit service period.

Expense is recognized on restricted stock grants on a straight-line basis over the explicit service period or for performance based grants over the explicit service period when we estimate that it is probable the performance conditions will be satisfied. Expense recognized on grants with a performance condition that affects how many shares are ultimately awarded is based on the number of shares expected to be awarded.

The following table represents a summary of restricted stock vested in fiscal 2018, 2017 and 2016 (in millions, except shares):

	2018	2017	2016
Shares of restricted stock vested	697,717	1,112,909	1,589,761
Aggregate fair value of restricted stock vested	$46.1	$59.5	$57.5

The shares vested in fiscal 2018 reflect the vesting of the fiscal 2015 grants, with a Cash Flow Per Share performance condition that vested at 103.7% of target, as well as certain shares with a performance and/or service condition, including those shares assumed upon the Combination. The shares vested in 2017 reflect the vesting of the fiscal 2014 grant, with a Cash Flow Per Share performance condition that vested at 176.6% of target, certain shares assumed upon the Combination with a performance and/or service condition, as well as other awards accelerated in connection with the Combination for certain former employees. The shares vested in 2016 reflect the vesting of the fiscal 2013 grant, with a cash flow to equity ratio performance condition that vested at maximum, certain shares assumed upon the Combination with a performance and/or service condition, as well as other awards accelerated in connection with the Combination for certain former employees.

Employee Stock Purchase Plan

At our Annual Meeting of Stockholders held on February 2, 2016, our stockholders approved the WestRock Company Employee Stock Purchase Plan (“ESPP”). Under the ESPP, shares of Common Stock are reserved for purchase by our qualifying employees. The ESPP allowed for the purchase of a total of approximately 2.5 million shares of Common Stock. During fiscal 2018, 2017 and 2016, including shares purchased under the then existing RockTenn Employee Stock Purchase Plan, employees purchased approximately 0.2 million, 0.2 million and 0.1 million shares, respectively, under the ESPP. We recognized $1.6 million, $1.3 million and $0.4 million of expense for fiscal 2018, 2017 and 2016, respectively, related to the 15% discount on the purchase price allowed to employees. As of September 30, 2018, adjusted for the Separation, approximately 2.4 million shares of Common Stock remained available for purchase under the ESPP.